EXHIBIT 10.4

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND IS A "RESTRICTED SECURITY" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE NOTE MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF BION ENVIRONMENTAL TECHNOLOGIES, INC.

                         SECURED PROMISSORY NOTE

$42,500.00                                                    March 28, 2003

     Bion Environmental Technologies, Inc. ("Debtor"), for value received, hereby promises to pay to the order of Bright Capital Limited ("Lender"), in lawful money of the United States at the address of Lender set forth below, the initial principal sum of Forty Two Thousand Five Hundred Dollars ($42,500.00) plus any amounts that may be loaned by Lender to Debtor pursuant to this Note after the date hereof , together with interest on the unpaid principal at the simple rate of six percent (6%) per annum. Such principal and accrued interest shall be payable at Maturity on March 28, 2004.

     This Note is secured by a security interest in certain assets of the Debtor pursuant to that certain Security Agreement of even date herewith between Debtor and Lender.

     This Note may be prepaid, in whole or in part, at any time without permission or penalty. Interest shall be computed on the basis of a 360-day year and actual days elapsed.

     If a payment on this Note shall become due on a Saturday, Sunday or public holiday under the laws of the State of New York, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest in connection with such payment.

     Immediately upon the occurrence of an "Event of Default" (as defined below), Lender may, at its option, declare immediately due and payable the entire unpaid principal amount of this Note, together with all interest thereon, plus any other amounts payable at the time of such declaration pursuant to this Note. An Event of Default shall be defined as each of the following: (i) failure of Debtor to make any payment of interest and/or principal within ten (10) days after the due date; (ii) Debtor shall admit in writing its inability to pay its debts as they become due, shall make a general assignment for the benefit of creditors or shall file any petition for action for relief under any bankruptcy, reorganization, insolvency or moratorium law, or any other law or laws for the relief of, or relating to, debtors; or (iii) an involuntary petition shall be filed against Debtor under any bankruptcy, reorganization, insolvency or moratorium law, or any other law or laws for the relief of, or relating to, debtors unless such petition shall be dismissed or vacated within thirty (30) days of the date of the filing thereof.

     Debtor hereby waives diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayment of this Note and expressly agrees that this Note, or any payment hereunder, may be extended from time to time, all without in any way affecting the liability of Debtor.


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     If Lender should institute collection efforts, of any nature whatsoever, to attempt to collect any and all amounts due hereunder upon the default of Debtor, Debtor shall be liable to pay to holder immediately and without demand all reasonable costs and expenses of collection incurred by Lender, including, without limitation, reasonable attorney fees, whether or not suit or other action or proceeding be instituted and specifically including but not limited to collection efforts that may be made through a bankruptcy court.

     Any notice or other communication, except for payment hereunder, required or permitted hereunder shall be in writing and shall be deemed to have been given upon delivery if personally delivered or one day after deposit if deposited in the United States mail for mailing by certified mail, postage prepaid, and addressed as follows:

     If to Debtor:          Bion Environmental Technologies, Inc.
                            18 East 50th Street, 10th Floor
                            New York, New York 10022

     If to Lender:          Bright Capital Limited
                            64 Village Hill Drive
                            Dix Hills New York 11746-8337

     Any payment shall be deemed made upon receipt by Lender. Lender or Debtor may change its address for purposes of this paragraph by giving to the other party notice in conformance with this paragraph of such new address.

     This Note may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Note as of the day and year first above written.

                              "Debtor"
                              BION ENVIRONMENTAL TECHNOLOGIES, INC.



                              By: /s/ Mark Smith
                                  Authorized Officer

ACKNOWLEDGED AND AGREED TO:

                              "Lender"
                              BRIGHT CAPITAL LIMITED

                              By: /s/ Dominic Bassani
                                  Authorized Officer






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                             STATE OF COLORADO
                 UNIFORM COMMERCIAL CODE-SECURITY AGREEMENT


Debtor:
        Name:  Bion Environmental Technologies, Inc.
                           (Exact Legal Name Required)
        Address:
        Residence:  _________________________________________________________
                      No.    Street     City     State

        Business:  18 East 50th Street - 10th Floor     New York   New York
                      No.     Street                      City      State

Secured Party:
        Name:  Bright Capital Limited

        Address:  64 Village Hill Drive         Dix Hills     New York
                      No.     Street              City         State

Debtor, for consideration, hereby grants to Secured Party a security interest in the following property and any and all additions, accessions and substitutions thereto or therefor (hereinafter called the "COLLATERAL"):

All of Debtor's tangible assets of any kind, including, without limitation, computers, office furniture, file cabinets and all of the equipment and inventory listed on Exhibit A attached hereto and incorporated herein by reference.

To secure payment of the indebtedness evidenced by that certain promissory note of even date herewith, payable to the Secured Party, or order, as set forth herein.


DEBTOR EXPRESSLY WARRANTS AND COVENANTS:

     1. That except for the security interest granted hereby Debtor is, or to the extent that this agreement states that the Collateral is to be acquired after the date hereof, will be, the owner of the Collateral free from any adverse lien, security interest or encumbrances; and that Debtor will defend the Collateral against all claims and demands of all persons at anytime claiming the same or any interest therein.

     2.  The Collateral is used or bought primarily for:

     ___  Personal, family or household purposes;
     ___  Use in farming operations;
      X   Use in business.

     3. That Debtor's residence, state of organization or chief executive office is as stated herein, and the Collateral will be kept at the location set forth on Exhibit A attached hereto and incorporated herein by reference.

_____________________________________________________________________________
              No. and Street     City     County     State

     4. If any of the Collateral is oil, gas, or minerals to be extracted or timber to be cut, or goods which are or are to become fixtures, said Collateral concerns the following described real estate situate in the _____________ County of and State of Colorado, to wit: N/A

     5. Promptly to notify Secured Party of any change in the location of the Collateral.

     6. To pay all taxes and assessments of every nature which may be levied or assessed against the Collateral.

     7. Not to permnit or allow any adverse lien, security interest or encumbrance whatsoever upon the Collateral and not to permit the same to be attached or replevined.

     8. That the Collateral is in good condition, and that Debtor will, at Debtor's own expense, keep the same in good condition and from time to time, forthwith, replace and repair all such parts of the Collateral as may be broken, worn out, or damaged without allowing any lien to be created upon the Collateral on account of such replacement or repairs, and that the Secured Party may examine and inspect the Collateral at any time, wherever located.

     9. That Debtor will not use the Collateral in violation of any applicable statutes, regulations or ordinances.

     10. The Debtor will keep the Collateral at all times insured against risks of loss or damage by fire (including so-called extended coverage), theft and such other casualties as the Secured Party may reasonably require, including collision in the case of any motor vehicle, all in such amounts, under such forms of policies, upon such terms, for such periods, and written by such companies or underwriters as the Secured Party may approve, losses in all cases to be payable to the Secured Party and the Debtor as their interest may appear. All policies of insurance shall provide for at least ten days' prior written notice of cancellation to the Secured Party; and the Debtor shall furnish the Secured Party with certificates of such insurance or other evidence satisfactory to the Secured Party as to compliance with the provisions of this paragraph. The Secured Party may act as attorney for the Debtor in making, adjusting and settling claims under or cancelling such insurance and endorsing the Debtor's name on any drafts drawn by insurers of the Collateral.

     UNTIL DEFAULT Debtor may have possession of the Collateral and use it in any lawful manner, and upon default Secured Party shall have the immediate right to the possession of the Collateral.

     DEBTOR SHALL BE IN DEFAULT under this agreement upon the happening of any of the following events or conditions:

     (a) default in the payment or performance of any obligation, covenant or liability contained or referred to herein or in any note evidencing the same;

     (b) the making or furnishing of any warranty, representation or statement to Secured Party by or on behalf of Debtor which proves to have been false in any material respect when made or furnished;

     (c) loss, theft, damage, destruction, sale or encumbrance to or of any of the Collateral, or the making of any levy seizure or attachment thereof or thereon;

     (d) death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws of, by or against Debtor or any guarantor or surety for Debtor.

     UPON SUCH DEFAULT and at any time thereafter, or if it deems itself insecure, Secured Party may declare all Obligations secured hereby immediately due and payable and shall have the remedies of a secured party under Article 9 of the Colorado Uniform Commercial Code. Secured Party may require Debtor to assemble the Collateral and deliver or make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both

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parties. Expenses of retaking, holding, preparing for sale, selling or the like shall include Secured Party's reasonable attorney's fees and legal expenses (including the allocated fees and expenses of in-house counsel) and such portion of the Secured Party's overhead as it may in its reasonable judgment deem allocable to and includable in such expenses.

     No waiver by Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion. The taking of this Security Agreement shall not waive or impair any other security Secured Party may have or hereafter acquire for the payment of the above indebtedness, nor shall the taking of any such additional security waive or impair this Security Agreement; but Secured Party may resort to any security it may have in the order it may deem proper, and notwithstanding any collateral security, Secured Party shall retain its rights of set-off against Debtor.

     All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns; and all promises and duties of Debtor shall bind Debtor's heirs, executors or administrators or Debtor's successors or assigns. If there be more than one Debtor, their liabilities hereunder shall be joint and several.

     Dated:  March 28, 2003

Debtor:


Bion Environmental Technologies, Inc.    Colorado
-------------------------------------    ------------------------------------
                                         Debtor's state of organization,
                                         or if not a registered organization,
                                         chief executive officer

By:  /s/ Mark Smith                      19871767435
   ----------------------------------    ------------------------------------
    Authorized Officer                   Debtor's State Identification No.




















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(Exhibits Omitted)